SECURITY AGREEMENT

      This Security Agreement is entered into this 22nd day of September, 2000, between LIBERTY FOOD GROUP, LLC, a Delaware limited liability company whose address is 11 52nd Street, Brooklyn, New York 11232 (referred to hereinafter as "Grantor") and Marvin N. Raab whose address is 429 Coolidge Road, Cherry Hill, New Jersey 08002 (referred to hereinafter as "Raab).
                                   BACKGROUND
      Grantor is a Delaware limited liability company whose offices are located at 11 52nd Street, Brooklyn, New York 11232. The stock of Philadelphia Foods, Inc., which is owned by Raab, is to be sold to Liberty Processing & Distribution, Inc., a Delaware corporation ("Liberty") under the terms of a Stock Purchase Agreement dated September 15, 2000 ("Stock Agreement"). Liberty is a wholly owned subsidiary of Liberty Group Holdings. Inc., a Delaware corporation ("LGHI") and sole owner of Grantor. Liberty has given a Promissory Note dated even date herewith ("Note") in the amount of Five Hundred Thousand ($500,000.00) Dollars to Raab for part of the cash payment due under the terms of the Stock Agreement. If Closing pursuant to the Stock Agreement does not occur on or before November 15, 2000, the Note becomes due and payable to Raab as a break-up fee as the sole and complete remedy to Raab to cover Raab's costs and time expended on the stock purchase transaction. As security for the payment of the Note, the Grantor is pledging all of its accounts receivable and inventory. This Security Agreement and the security interest created herein is intended to continue until the Note is paid in full. Notwithstanding anything contained herein to the contrary, in any action commenced to enforce the obligations of the Grantor created or arising hereunder or under the Note, the judgment shall not be enforceable against any assets of the Grantor or any of its subsidiaries or affiliates other than the Collateral. Recourse for any violation or breach of the terms of the Note or this Agreement shall only be against the Collateral and any such judgment shall not be subject to execution on, nor be a lien on, any other assets of the Grantor or the Grantor itself. Grantor represents that the value of the Collateral owned by it and that Collateral owned LGHI is sufficient to cover the obligations under the Note.
      NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:
      1.    Definitions.   The   following   words  shall  have  the  following
meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code as defined by New York Statute.
            1.1 Agreement. This Security Agreement, as this Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Agreement from time to time.
            1.2 Collateral. The following described property of the Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising and wherever located: All inventory, accounts and accounts receivable.
                  1.2.1  In  addition,  the  term  Collateral  includes  all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:
                        1.2.1.1     All    proceeds,     including    insurance
proceeds, from the sale, destruction, loss or other disposition of any of the property described in this section.
                        1.2.1.2     All  records  and data  relating  to any of
the property described in this section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's rights, title and interest in and to all computer software required to utilize, create, maintain and process any such records or data on electronic media.
            1.3 Event of Default. The words "Event of Default" means and includes without limitation any of the events and defaults set forth below in the section Events of Default.
            1.4 Grantor. The word "Grantor" means Liberty Food Group, LLC, a Delaware limited liability company, its successors and assigns together.
            1.5 Indebtedness. The word "Indebtedness", means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under the Note or this Agreement or under any of the related documents.
            1.6   Raab.   Marvin   N.   Raab,   his   heirs,   representatives,
successors and assigns.
            1.7 Related Documents. The word "Related Documents" means and include without limitation all this Agreement and the Note.
      2. Obligations of Grantor. Grantor warrants and covenants to Raab as follows:
            2.1 Grantor agrees to execute such financing statements and to take whatever other actions are reasonably requested by Raab to perfect and continue Raab's security interest in the Collateral. Upon the request of Raab, Grantor will deliver to Raab any and all of the documents evidencing or constituting the Collateral, and Grantor will note Raab's interest upon any and all chattel paper if not delivered to Raab for possession by Raab. Grantor hereby appoints Raab as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Raab may at any time and without further authorization from Grantor, file a carbon, photographic, or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Raab for all reasonable expenses for the perfection and the continuation of the perfection of Raab's security interest in the collateral. Grantor promptly will notify Raab before any change in Grantor's name including any change to the assumed business name of the Grantor. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time the Grantor may not be indebted to Raab.
      3. No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of formation and operating agreement do not prohibit any term or condition of this Agreement.
      4. Enforceability of Collateral. To the extend the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, it genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Raab, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or therefore shipped or delivered pursuant to a contract of sale, or for services therefore performed by Grantor with or for the account debtor; there shall be no setoffs or counterclaims against any such account as the account exists at the time of execution hereof; and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Raab in writing.
      5. Location of the Collateral. Grantor, upon the request of Raab, will deliver to Raab in form satisfactory to Raab a schedule of the Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property being rented or leased by Grantor; (b) all storage facilities owned, rented, leased or being used by Grantor; and (c) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Raab.
      6. Removal of Collateral. Grantor shall keep the Collateral (or the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations, without the prior written consent of Raab.
      7. Transactions involving Collateral. Except for inventory sold in the ordinary course of business or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not further pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Raab. Unless waived by Raab, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Raab and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Raab for any sale or other disposition.
      8. Title. Grantor represents and warrants to Raab that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien created by this Agreement and a prior lien granted to SUAN INVESTMENT in a principal amount of One Hundred Fifty Thousand ($150,000.00) Dollars plus interest accruing from April, 2000. Except as aforesaid, no financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interests specified in this Agreement or to which Raab has specifically consented. Grantor shall defend Raab's rights in the Collateral against the claims and demands of all other persons other than SUAN INVESTMENTS.
      9. Collateral Schedules and Locations. As often as Raab shall require, but no more than three (3) times during the term of this Agreement, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Raab schedules of such Collateral, including such information as Raab may reasonably require, but not in excess of once per five-day period, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory, Grantor shall deliver to Raab, as often as Raab shall require, such lists, descriptions and designations of such Collateral as Raab may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.
      10. Maintenance and Inspection of Collateral. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Raab and his designated representatives and agents shall have the right, upon no less than 24-hours' prior notice to Grantor, at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall notify Raab of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; or any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.
      11. Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments, and liens upon the Collateral; its use or operation, upon this Agreement, upon any promissory note evidencing the Indebtedness, or upon any other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Raab's interest in the Collateral is not jeopardized in Raab's sole opinion. If the Collateral is subject to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Raab cash, a sufficient corporate surety bond or other security satisfactory to Raab in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest, Raab shall defend itself and Raab and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Raab as an official obligee under any surety bond furnished in the contest proceedings.
      12. Compliance With Government Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Raab's interest in the Collateral, in Raab's opinion, is not jeopardized.
      13. Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response. Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C., Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C., Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigation the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Raab for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws and (b) agrees to indemnify and hold harmless Raab against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the indebtedness and the satisfaction of this Agreement.
      14. Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Raab may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Raab and issued by a company or companies reasonably acceptable to Raab. Grantor, upon request of Raab, will deliver to Raab from time to time the policies or certificates of insurance in form satisfactory to Raab, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Raab and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Raab will no be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Raab holds or is offered a security interest, Grantor will provide Raab with such loss payable or other endorsements as Raab may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Raab may (but shall not be obligated to) obtain such insurance as Raab deems appropriate, including if it so chooses "single interest insurance" which will cover only Raab's interest in Collateral.
      15. Application of Insurance Proceeds. Grantor shall promptly notify Raab of any loss or damage of the Collateral. Raab may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Raab as part of the Collateral. If Raab consents to repair or replacement of the damaged or destroyed Collateral, Raab shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Raab does not consent to repair or replacement of the Collateral, Raab shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the indebtedness.
      16. Insurance Reserves. If Grantor fails to provide and maintain insurances as required herein, Raab may require Grantor to maintain with Raab reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Raab to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Raab. The reserve funds shall be held by Raab as a general deposit and shall constitute a non-interest-bearing account which Raab may satisfy by payment of the insurance premium required to be paid by Grantor as they become due. Raab does not hold the reserve funds in trust for Grantor, and Raab is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.
      17. Insurance Reports. Grantor, upon request of Raab, shall furnish to Raab reports on each existing policy of insurance showing that information as Raab may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Raab (however not more often that annually) and at his sole expense, have an independent appraiser satisfactory to Raab determine, the cash value or replacement cost of the Collateral.
      18. Grantor's Right to Possession and to Collect Accounts. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents. Until otherwise notified by Raab, Grantor may collect any of the Collateral consisting of accounts. If Raab at any time has possession of any Collateral, whether before or after an Event of Default, Raab shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Raab takes such action for that purpose as Grantor shall request or as Raab, in Raab's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Raab shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any such security interest given to secure the indebtedness.
      19. Expenditures by Raab. If not discharged or paid when due, Raab may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Raab also may (but shall not be obligated to) pay all costs for insuring, maintaining, and preserving the Collateral. All such expenditures incurred or paid by Raab for such purposes will then bear interest at the rate of eighteen (18%) percent from the date incurred or paid by Raab to the date of repayment by Grantor. All such expenses shall become a part of the indebtedness and, at Raab's option, will (a) be payable on demand, (b) be added to the balance of the Note and be appointed among and be payable with any installment payments to become due during either
(i) the term of any applicable insurance policy or (ii) the remaining term of the Note or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Raab may be entitled upon the occurrence of an Event of Default.
      20. Events of Default. Each of the following shall constitute an Event of Default under this Agreement:
            20.1 Default of Indebtedness. Failure of Grantor to may any payment when due on the Indebtedness.
            20.2 Other Defaults. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents.
            20.3 False Statements. Any warranty, representation or statement made or furnished to Raab by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.
            20.4 Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time for any reason.
            20.5 Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.
            20.6 Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the indebtedness.
      21. Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or such Guarantor dies or becomes incompetent.
      22.   Adverse   Change.   A  material   adverse   change  occurs  in  the
Collateral,   or  Raab   reasonably   believes   the  prospect  of  payment  or
performance of the Indebtedness is impaired.
      23. Rights and Remedies on Default. If an Event of Default occurs under this Agreement, at any time thereafter, Raab shall have all the rights of a secured party under the New York Uniform Commercial Code, even if the Collateral is located in another jurisdiction, or the laws of the Uniform Commercial Code in such other jurisdiction if the laws of New York cannot be applied. In addition and without limitation, Raab may exercise any one or more of the following rights and remedies:
            23.1 Assemble Collateral. Raab may require Grantor to deliver to Raab all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Raab may require Grantor to assemble the Collateral and make it available to Raab at a place to be designated by Raab. Raab also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Raab may take such other goods, provided that Raab makes reasonable efforts to return them to Grantor after repossession.
            23.2 Sell the Collateral. Raab shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in his own name or that of Grantor. Raab may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is a type customarily sold on a recognized market, Raab will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.
            23.3 Appoint Receiver. To the extent permitted by applicable law, Raab shall have the following rights and remedies regarding the appointment of a receiver: (a) Raab may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Raab and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.
            23.4 Collect Revenues, Apply Accounts. Raab, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Raab may at any time in his discretion transfer any Collateral into his own name or that of his nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the indebtedness or apply it to payment of the indebtedness in such order of preference as Raab may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, chooses in action, or similar property, Raab may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize on the Collateral as Raab may determine, whether or not indebtedness or Collateral is then due. For these purposes, Raab may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money order, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Raab may notify account debtors and obligers on any Collateral to make payments directly to Raab.
            23.5 Obtain Deficiency. If Raab chooses to sell any or all of the Collateral, Raab may obtain a judgment against Grantor for any deficiency remaining on the indebtedness due to Raab after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.
      24. Other Rights and Remedies. Raab shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Raab shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.
      25. Cumulative Remedies. All of Raab's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Raab to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Raab's right to declare a default and to exercise his remedies.
      26. Miscellaneous Provisions. The following miscellaneous provisions are a part of this Agreement:
            26.1 Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.
            26.2 Applicable Law. This Agreement has been delivered to Raab and accepted by Raab in the State of New York. If there is a lawsuit, Grantor agrees upon Raab's request to submit to the jurisdiction of the courts of the State of New York. Raab and Grantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Raab or Grantor against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
            26.3 Attorney's  Fees;  Expenses.  Grantor agrees to pay upon demand all of Raab's costs and expenses, including attorneys' fees and Raab's legal expenses, incurred in connection with the enforcement of this Agreement. Raab may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Raab's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.
            26.4 Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.
            26.5 Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the at the following addresses.
            Raab:             Marvin N. Raab
                                    4229 Coolidge Road
                                    Cherry Hill, NJ 08002

            With a copy to:   Richard P. Freedman, Esq.
                                    Angelini, Viniar & Freedman
                                    413 Route 70 East
                                    Cherry Hill, NJ  08003

            Grantor:                Liberty Food Group, LLC
                                    11 52nd Street
                                    Brooklyn, Ny  11232

            With a copy to:   David Lubin, Esq.
                                    Herrick & Feinstein, LLP
                                    2 Park Avenue
                                    New York, NY  10016

        Any party may change its address for notices under this Agreement by giving formal written notice to the other parties specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Raab informed at all times of Grantor's current address(es).
      26. No Joint Venture or Partnership. The relationship of Grantor and Raab created by this Agreement is strictly that of debtor-creditor, and nothing contained in this Agreement or in any of the Related Documents shall be deemed or construed to create a partnership or joint venture between Grantor and Raab.
      27. Power of Attorney. Grantor hereby appoints Raab as his true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver his release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in his own name or in the name of Grantor, or otherwise, which in the discretion of Raab may seem to be necessary or advisable. This power is given as security for the indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Raab.
      28. Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.
      29. Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.
      30. Waiver. Raab shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Raab. No delay or omission on the part of Raab in exercising any right shall operate as a waiver of such right or any other right. A waiver by Raab of a provision of this Agreement shall not prejudice or constitute a waiver of Raab's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Raab, nor any course of dealing between Raab and Grantor, shall constitute a waiver of any of Raab's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Raab is required under this Agreement, the granting of such consent by Raab in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Raab.
[SIGNATURES ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have set their hands and seal or caused this Security Agreement to be executed the day and year first above written.

                                    LIBERTY FOOD GROUP, LLC, a Delaware
                                    Limited Liability Company, Grantor



                                    BY:
                                       ------------------------------




                                    MARVIN N. RAAB